EDISON INTERNATIONAL LOGO                                                               NEWS RELEASE

FOR IMMEDIATE RELEASE

                                                                                      Media Contact: (626) 302-1033
                                                                                                     www.edison.com

                                           Edison International Reports
                                  Financial Results for the First Quarter of 2005

ROSEMEAD, Calif., May 9, 2005 -

o    Edison International (EIX) recorded consolidated earnings per common share of 61 cents in the first quarter of 2005, slightly more than double the reported earnings for the same period last year.

o    The increased earnings primarily reflect:

o    improved operating results from Mission Energy Holding Company's (MEHC) independent power business;

o    gains from Edison Capital's investment in the Emerging Europe Infrastructure Fund; and

o    higher revenue at Southern California Edison Company (SCE) associated with a general rate case (GRC)
     decision reached in July, 2004.  This July decision authorized higher revenue for the full year of
     2004; therefore, a year-over-year comparison to 2005 is not expected to reflect an increase in core earnings related to the GRC decision.

First Quarter 2005 Highlights:

o    Earnings per common share - $0.61
o    Net Income - $201 million
o    Revenues - $2.4 billion
o    Assets - $33.5 billion

FIRST QUARTER EARNINGS SUMMARY

     For the quarter ended March 31, 2005, EIX recorded consolidated earnings per common share of 61 cents, compared to 30 cents in the first quarter of 2004.

       "Building on the progress made last year, we had improved results across the entire company.  Our independent power company particularly benefited from higher energy prices in the Midwest and Eastern wholesale power markets," commented John Bryson, Chairman, Edison International.

                                                     - more -

FIRST QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's first quarter 2005 earnings from continuing operations were $131 million, $31 million above the same period last year.  The increase is primarily due to higher authorized revenue in 2005 from the implementation of the 2003 GRC decision.  SCE received the decision last July, which resulted in a catch-up adjustment to core earnings in the third quarter for the amounts related to the first half of 2004, as well as an increase in earnings for the second half of 2004.  A comparison of the full year of 2005 versus 2004 is not expected to reflect a core earnings difference related to the 2003 GRC decision.

       MEHC's first quarter 2005 earnings from continuing operations were $25 million compared to a loss of $39 million in the same period last year.  MEHC's first quarter 2005 earnings from continuing operations include a
$15 million after-tax charge related to the early extinguishment of debt while the first quarter 2004 loss includes a $27 million after-tax net gain from the sale of EME's interests in Four Star Oil & Gas and the
Brooklyn Navy Yard projects.  Excluding these items, MEHC's core earnings were $40 million in the first quarter of 2005, compared to a loss of $66 million in the same period last year.  The improved core earnings were largely due to stronger operating performance at the Illinois and Homer City Plants, driven by higher merchant generation and wholesale energy prices.  Also contributing to the increase in earnings was higher income from MEHC's marketing and trading subsidiary, stronger operating results from the Big Four projects in California and lower net corporate interest costs.

       Edison Capital's earnings for the first quarter of 2005 were $52 million, up $41 million from the same period last year.  This increase is primarily due to Edison Capital's share of income from its investment in the
Emerging Europe Infrastructure Fund.  The Fund accounts for most of its investments at fair value, with changes in the fair value recorded quarterly through net income.  Edison Capital's share of the Fund's income was $43 million during the first quarter of 2005 which primarily resulted from gains on several telecommunication investments in Eastern Europe.

         The first quarter 2005 loss from "EIX parent company and other" of $14 million was $6 million lower than the same period last year primarily reflecting lower interest expense partially offset by higher taxes.

Earnings from Discontinued Operations

        EIX's earnings from discontinued operations were $7 million in the first quarter of 2005 reflecting the operating results and sales impacts from MEHC's Tri-Energy and CBK international projects, both of which were sold during the first quarter of 2005.  The earnings from discontinued operations in the first quarter of 2004 of
$46 million represent the operating results from MEHC's international projects that were held for sale.

                                                     - more -

                                                                  Quarter Ended March 31,
Earnings (Loss) Per Common Share (Unaudited)                               2005             2004             Change
--------------------------------------------               ---------------------------------------------------------
  Southern California Edison Company                                      $0.40            $0.31              $0.09
  Mission Energy Holding Company                                           0.08            (0.12)              0.20
  Edison Capital                                                           0.16             0.03               0.13
  EIX parent company and other                                            (0.05)           (0.06)              0.01
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations                            0.59             0.16               0.43
--------------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                      0.02             0.14             (0.12)

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                           $0.61            $0.30              $0.31
====================================================================================================================

                                                                  Quarter Ended March 31,
Earnings (Loss) (in millions) (Unaudited)                                  2005             2004             Change
-----------------------------------------                  ---------------------------------------------------------
  Southern California Edison Company                                       $131             $100                $31
  Mission Energy Holding Company                                             25              (39)                64
  Edison Capital                                                             52               11                 41
  EIX parent company and other                                             (14)             (20)                  6
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations                             194               52                142
--------------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                         7               46                (39)

Cumulative Effect of Accounting Change                                       --               (1)                 1

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                            $201              $97               $104
====================================================================================================================

                                                                  Quarter Ended March 31,
Core Earnings (Loss) Per Common Share
(Unaudited)                                                                2005             2004             Change
-------------------------------------------------          ---------------------------------------------------------
  Southern California Edison Company                                      $0.40            $0.31              $0.09
  Mission Energy Holding Company                                           0.13            (0.20)              0.33
  Edison Capital                                                           0.16             0.03               0.13
  EIX parent company and other                                            (0.05)           (0.06)              0.01
--------------------------------------------------------------------------------------------------------------------
EIX Consol. Core Earnings                                                  0.64             0.08               0.56
--------------------------------------------------------------------------------------------------------------------

Non-core items
  Mission Energy Holding Company
     Extinguishment of debt                                               (0.05)              --              (0.05)
     Net gain on sale of interests in Four Star Oil &
          Gas and the Brooklyn Navy Yard projects                            --             0.08              (0.08)
     Earnings from discontinued operations                                 0.02             0.14              (0.12)
--------------------------------------------------------------------------------------------------------------------
                                                                          (0.03)            0.22              (0.25)
--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                           $0.61            $0.30              $0.31
====================================================================================================================

This release includes words like "expect" which identify forward-looking information that involves risks and uncertainties.  Actual results or outcomes could differ materially because of important factors that are discussed in EIX's and its subsidiaries' Forms 10-K, 10-Q and 8-K.

                                                        - more -

                                  Reminder: EIX Will Hold a Conference Call Today

        Today, EIX will hold a conference call to discuss its first quarter 2005 financial results at 8:00 a.m.
PDT.  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only mode" through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  Additional financial and other statistical information, if any, presented during the call will be available on the Web site.  The domestic call-in number is (800) 356-8584 and the ID# is 10300.

                                                       # # #

        Based in Rosemead, Calif., Edison International (NYSE: EIX) is the parent company of Southern California
Edison, Edison Mission Energy and Edison Capital.

                                      EDISON INTERNATIONAL
                                SUMMARY OF CONSOLIDATED EARNINGS
                                          (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                                 QUARTER ENDED MARCH 31,
---------------------------------------------------------------------------------------------------
                                                                      2005              2004
---------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                        $ 1,908            $ 1,696
NONUTILITY POWER GENERATION                                                 511                389
FINANCIAL SERVICES AND OTHER                                                 27                 31
---------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                                   2,446              2,116
---------------------------------------------------------------------------------------------------
FUEL                                                                        419                227
PURCHASED POWER                                                             388                580
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                           65                (19)
OTHER OPERATION AND MAINTENANCE                                             815                787
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                              259                256
PROPERTY AND OTHER TAXES                                                     52                 45
---------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  1,998              1,876
---------------------------------------------------------------------------------------------------
OPERATING INCOME                                                            448                240
INTEREST AND DIVIDEND INCOME                                                 21                 10
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                                        84                 19
OTHER NONOPERATING INCOME                                                    18                 81
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                              (214)              (239)
LOSS ON EARLY EXTINGUISHMENT OF DEBT                                        (24)                 -
OTHER NONOPERATING DEDUCTIONS                                               (10)               (14)
---------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAX                                323                 97
    AND MINORITY INTEREST
INCOME TAX                                                                  104                 43
DIVIDENDS ON UTILITY PREFERRED STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                                       1                  1
MINORITY INTEREST                                                            24                  1
---------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                           194                 52
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                              7                 46
---------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                                             201                 98
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                           -                 (1)
---------------------------------------------------------------------------------------------------
NET INCOME                                                                $ 201               $ 97
===================================================================================================

WEIGHTED-AVERAGE SHARES
    OF COMMON STOCK OUTSTANDING                                             326                326

BASIC EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                                                    $ 0.59             $ 0.16
DISCONTINUED OPERATIONS                                                    0.02               0.14
                                                                 ---------------   ----------------
TOTAL                                                                    $ 0.61             $ 0.30
                                                                 ===============   ================

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                           331                330

DILUTED EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                                                    $ 0.59             $ 0.16
DISCONTINUED OPERATIONS                                                    0.02               0.14
                                                                 ---------------   ----------------
TOTAL                                                                    $ 0.61             $ 0.30
                                                                 ===============   ================

DIVIDENDS DECLARED PER COMMON SHARE                                      $ 0.25             $ 0.20

EDISON INTERNATIONAL
Financial Overview
March 31, 2005

UNAUDITED
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
                                                         First Quarter
                                                         -------------
                                                       2005          2004
                                                       ----          ----
Assets                                               $33,463       $35,818
Common Equity                                         $6,100        $5,415
Revenue*                                              $2,446        $2,116
Earnings**                                              $201           $97
Earnings Per Common Share**                            $0.61         $0.30
Book Value Per Common Share                           $18.72        $16.62
  *excludes discontinued operations
  **includes parent company and discontinued operations

SOUTHERN CALIFORNIA EDISON (Electric Utility)
                                                         First Quarter
                                                         -------------
                                                       2005          2004
                                                       ----          ----
Assets                                               $23,901       $19,617
Common Equity                                         $4,640        $4,158
Revenue                                               $1,908        $1,696
Earnings                                                $131          $100
Earnings Per EIX Common Share                          $0.40         $0.31

MISSION ENERGY HOLDING COMPANY--CONSOLIDATED
(Nonutility Power Generation)
                                                         First Quarter
                                                         -------------
                                                       2005          2004
                                                       ----          ----
Assets                                                $6,403       $11,918
Common Equity                                           $865          $853
Revenue*                                                $511          $389
Earnings**                                               $32            $7
Earnings Per EIX Common Share**                        $0.10         $0.02
  *excludes discontinued operations
  **includes discontinued operations

EDISON CAPITAL (Capital and Financial Services Provider)

                                                         First Quarter
                                                         -------------
                                                       2005          2004
                                                       ----          ----
Assets                                                $3,619        $3,623
Common Equity                                           $658          $625
Revenue                                                  $26           $29
Earnings                                                 $52           $11
Earnings Per EIX Common Share                          $0.16         $0.03

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
March 31, 2005

                                                             QUARTER ENDED MARCH 31, 2005
                                                             ----------------------------
                                                                  INCREASE/(DECREASE)
                                                                        FROM
                                                       KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           7,090,845           499,943         7.59
AGRICULTURAL                                            147,653           (27,175)      (15.54)
COMMERCIAL                                            9,032,765           330,900         3.80
INDUSTRIAL                                            2,568,147           (13,270)       (0.51)
PUBLIC AUTHORITIES                                    1,357,951           (23,872)       (1.73)
RAILROADS & RAILWAYS                                     15,464              (218)       (1.39)
INTERDEPARTMENTAL                                             9              (130)      (93.53)
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        20,212,834           766,178         3.94

RESALE SALES                                          3,727,546           834,705        28.85
                                                ----------------------------------
  TOTAL KWH SALES                                    23,940,380         1,600,883         7.17
                                                ==================================

      *over 200%